UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): April 22, 2015

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

At 11:30 a.m. on April 22, 2015, Unitil Corporation (the “Company”) will hold its Annual Meeting of Shareholders at its offices in Hampton, NH. Following the formal business of the meeting, the Company’s Chairman and Chief Executive Officer, Robert G. Schoenberger, plans to make a presentation to the Company’s shareholders. That presentation is attached as Exhibit 99.1 and will be available in the investor relations section of the Company’s website (www.unitil.com) subsequent to the meeting.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit

99.1	Unitil Corporation’s presentation to shareholders at its Annual Meeting of Shareholders on April 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Mark H. Collin
Mark H. Collin
Senior Vice President, Chief Financial Officer and Treasurer

Date: April 22, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unitil Corporation’s presentation to shareholders at its Annual Meeting of Shareholders on April 22, 2015.